UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 09, 2007

Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31230	06-1215192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 570-3200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 9, 2007, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the quarter ended March 31, 2007 (the "Earnings Release"). A copy of the Earnings Release is attached as Exhibit 99.1 to this report. The information in the Earnings Release is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in the Earnings Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.     Description

    99.1             Press Release of May 9, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pioneer Companies, Inc. (Registrant)
May 10, 2007 (Date)	/s/ GARY L. PITTMAN Gary L. Pittman Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated May 09, 2007